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Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement to our report dated January 26, 1999 included in the Company's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                    /s/ Arthur Andersen LLP

San Francisco, California
September 14, 2001


                             Exhibit 23.2 - Page 1